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                                                                    EXHIBIT 99.2

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                                OHM CORPORATION

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON           , 1998
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                OHM CORPORATION

  The undersigned hereby appoints each of Pamela K.M. Beall and Steven E. Harbour as proxies with full power of substitution, and hereby authorizes each of them to present and vote, as designated on the reverse side of this card, all the shares of Common Stock, $0.10 par value, of OHM Corporation (the
"Company"), held of record by the undersigned on      , 1998, at the Special
Meeting of Shareholders of OHM (the "Special Meeting") to be held at
[         , on      , 1998, at 9:00 a.m., local time], and at any and all
adjournments or postponements thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OHM CORPORATION.

    PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE
                              (See reverse side)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.    [X]   Please mark
                                                                    your votes
                                                                     as shown



1. ADOPTION OF THE AGREEMENT AND PLAN            FOR    AGAINST   ABSTAIN
OF MERGER, DATED AS OF JANUARY 15, 1998,         [_]      [_]       [_]
AMONG OHM CORPORATION, INTERNATIONAL
TECHNOLOGY CORPORATION AND IT-OHIO, INC.


2. IN THE DISCRETION OF THE PROXYHOLDERS         FOR    AGAINST    ABSTAIN
WITH RESPECT TO ANY OTHER MATTER THAT            [_]      [_]        [_]
MAY PROPERLY COME BEFORE THE SPECIAL
MEETING AND AT ANY ADJOURNMENTS OR
POSTPONEMENTS THEREOF. THE BOARD OF
DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS
THAT WILL BE PRESENTED AT THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                          YOU ARE URGED TO MARK, DATE AND SIGN
                                          THE ENCLOSED PROXY AND RETURN IT IN
                                          THE ENCLOSED PREPAID ENVELOPE AS
                                          PROMPTLY AS POSSIBLE.




                                          Signature(s):
                                                       -------------------------
                                          Date:
                                               ---------------------------------

                                          Signature(s):
                                                       -------------------------

                                          Date:
                                               --------------------------------


                                          NOTE: Please sign exactly as your
                                          name(s) appears on your stock
                                          certificate(s). If shares of stock are
                                          held of record in the names of two or
                                          more persons or in the name of husband
                                          and wife, whether as joint tenants or
                                          otherwise, both or all of such persons
                                          should sign the proxy. If shares of
                                          stock are held of record by a
                                          corporation, the proxy should be
                                          executed by the president or vice
                                          president and the secretary or
                                          assistant secretary. If shares of
                                          stock are held of record by a
                                          partnership, the proxy should be
                                          executed by a duly authorized officer
                                          of the partnership. Executors,
                                          administrators or other fiduciaries
                                          who execute the above proxy for a
                                          deceased shareholder should give their
                                          full title. Please date this proxy.
                                          Joint owners should each sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such.



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